UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

Eastside Distilling, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EASTSIDE DISTILLING, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 19, 2021

TO THE STOCKHOLDERS:

Notice is hereby given that the 2021 annual meeting of stockholders of Eastside Distilling, Inc., a Nevada corporation (the “Company”), will be held at 2 p.m., local time, on August 19, 2021 virtually, for the following purposes:

1.	To elect five individuals to the Board of Directors, each to serve until the annual meeting of stockholders to be held in 2022;
2.	To approve, by non-binding “say-on-pay” vote, the compensation of our named executive officers;
3.	To approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share, from 15,000,000 to 35,000,000, which we refer to as the “Charter Amendment Proposal”;
4.	To approve a proposal, which we refer to as the “Anti-Dilution Approval Proposal,” to approve the anti-dilution protection provisions included in (a) Three Million Three Hundred Thousand Dollars ($3,300,000) of principal amount of six percent (6%) secured convertible promissory notes of the Company, which notes are convertible into shares of common stock, pursuant to the terms and conditions set forth in the notes with an initial conversion price of $2.20 per share, and (b) warrants to purchase up to 900,000 shares of common stock at an exercise price equal to $2.65 per share issued in connection with the Company’s entry into a securities purchase agreement with accredited investors for their purchase of the Notes and Warrants for gross proceeds of $3.3 million;
5.	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
6.	If the annual meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 3 and 4, our proxy holders may move to continue, adjourn, or postpone the annual meeting at that time to enable our Board of Directors to solicit additional proxies, which we refer to as the Adjournment Proposal; and
7.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The annual meeting will be a virtual meeting held over the Internet. You will be able to attend the virtual annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting https://www.issuerdirect.com/virtual-event/east and entering your sixteen-digit control number located on your proxy card.

The Board of Directors has fixed the close of business on June 21, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at this meeting or postponement of this meeting. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement thereof.

The Company is furnishing proxy materials to its stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many of the Company’s stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of this Notice of Annual Meeting of Stockholders, the Proxy Statement, our proxy card, and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2020. We believe this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

Your vote is important. We urge you to submit your proxy (1) over the internet, (2) by telephone, or (3) by mail, whether or not you plan to attend the meeting in person. For specific instructions, please refer to “Procedural Matters” beginning on the first page of the proxy statement and the instructions on the proxy card relating to the annual meeting. We would appreciate receiving your proxy by August 16, 2021.

By Order of the Board of Directors

Paul Block

Chairman of the Board of Directors

Portland, Oregon

July 6, 2021

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 19, 2021: The proxy statement and our 2020 Annual Report are available at www.proxyvote.com.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on August 19, 2021

*	To be voted on at the meeting

EASTSIDE DISTILLING, INC.

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the board of directors (the “Board of Directors” or the “Board”) of Eastside Distilling, Inc., a Nevada corporation, for use at the 2021 annual meeting of stockholders (the “Annual Meeting”) to be held on August 19, 2021 at 2:00 p.m., Pacific Time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a virtual meeting held over the Internet. Our telephone number at our principal executive offices is (971) 888-4264. As used in this proxy statement, “we,” “us,” “our,” and the “Company” refer to Eastside Distilling, Inc.

On or about July 6, 2021, we are mailing stockholders entitled to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement. The Notice contains instructions on how to access those documents over the Internet, which are available at www.proxyvote.com as well as https://www.eastsidedistilling.com/annual-reports. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement and a form of proxy card or voting instruction card.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of the meeting and described in this proxy statement. These matters include the following:

●	the election of directors;

●	an advisory (non-binding) vote on the compensation of our named executive officers disclosed in this proxy statement;

●	the Charter Amendment Proposal to amend the articles of incorporation to increase the authorized shares of common stock, par value $0.0001 per share, from 15,000,000 to 35,000,000;

●	the Anti-Dilution Approval Proposal to approve the anti-dilution protection provisions included in (a) Three Million Three Hundred Thousand Dollars ($3,300,000) of principal amount of six percent (6%) secured convertible promissory notes of the Company (“Note” or “Notes”) which notes are convertible into shares (“Conversion Shares”) of common stock pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $2.20 per share, and (b) Warrants (the “Warrants”) to purchase up to 900,000 shares of common stock (“Warrant Shares”) at an exercise price equal to $2.65 per share issued in connection with the Company’s entry into a securities purchase agreement (“Purchase Agreement”) with accredited investors (“Subscribers”) for their purchase of the Notes and Warrants for gross proceeds of $3.3 million (the “Private Placement”);

●	a vote on the ratification of the selection of our independent registered public accounting firm; and

●	the Adjournment Proposal if the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 3 and 4, our proxy holders may move to continue, adjourn, or postpone the Annual Meeting at that time to enable our Board of Directors to solicit additional proxies.

Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the Annual Meeting.

Who is entitled to vote?

The Board of Directors has set June 21, 2021 as the record date for the Annual Meeting. If you were a stockholder of record at the close of business on the record date, June 21, 2021, you are entitled to receive notice of the meeting and to vote your shares at the meeting and at any postponement or adjournment thereof. Holders of the Company’s common stock are entitled to one vote per share.

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What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a “stockholder of record.” If your shares are held in a stock brokerage account or by a bank, trust, or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the voting instructions provided by it.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What is a proxy?

A proxy is your designation of another person to vote on your behalf. The other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We sometimes refer to this as your “proxy vote.” By completing and returning the enclosed proxy card, or voting by internet or telephone, you are giving the persons appointed as proxies by our Board of Directors the authority to vote your shares.

What is a proxy statement?

A proxy statement is a document that we are required to give you, or provide you access to, in accordance with regulations of the Securities and Exchange Commission (the “SEC”), when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the SEC and rules of The Nasdaq Stock Market (“Nasdaq”).

How many shares must be present to hold the meeting?

At least a majority of the shares of our common stock outstanding on the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

●	you are present in person at the meeting; or
●	you have properly submitted a proxy by mail, telephone, or internet.

As of market close on June 21, 2021, 12,417,577 shares of our common stock were outstanding and entitled to vote. Because holders of common stock are entitled to one vote per share, a total of 12,417,577 votes are entitled to be cast at the Annual Meeting. Proxies that are received and voted as withholding authority, abstentions, and broker non-votes (where a bank, trust, broker, or other nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote my shares?

If you are a stockholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

●	over the telephone by calling a toll-free number;
●	electronically, using the internet; or
●	by completing, signing, and mailing a printed proxy card (which may be downloaded and printed or that you separately request from us).

The telephone and internet voting procedures have been set up for your convenience. We encourage you to reduce corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please access a proxy card in the material available on the internet or request a proxy card from us and return your signed proxy card to us before the Annual Meeting.

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If the shares you own are held in street name, your broker, bank, trust, or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank, trust, or other nominee is required to send you directions on how to vote those shares. If you do not give instructions to your broker, bank, trust, or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Stockholders will not be able to attend the Annual Meeting in person. If you were a stockholder of record as of the Record Date, you may access the virtual meeting by going to https://www.issuerdirect.com/virtual-event/east and following the instructions on the website to enter the first 13 digits of your control number printed on your proxy card or notice of internet availability of proxy materials.

If you were a beneficial owner as of the Record Date of shares held in “street name” through a broker, bank or other nominee and you wish to attend the meeting and/or vote your shares during the meeting or submit questions during the meeting, you will need to provide proof of your authority to vote (legal proxy), which you must obtain from such nominee reflecting your holdings. You may forward an e-mail from your nominee or attach an image of your legal proxy and transmit it via e-mail to Issuer Direct at proxy@issuerdirect.com and you should label the e-mail “Legal Proxy” in the subject line. Requests for registration must be received by Issuer Direct no later than 12:00 a.m., Pacific Time, on August 17, 2021. You will then receive confirmation of your registration, with a control number by e-mail from Issuer Direct. At the time of the meeting, go to www.issuerdirect.com/virtual-event/east and enter the first 13 digits of your control number.

Online access to the Annual Meeting will open at 1:45 p.m. Pacific Time to allow time for stockholders to log-in prior to the start of the Annual Meeting. You may vote or ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Whether or not stockholders plan to participate in the virtual-only Annual Meeting, the Company urges stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the Proxy Statement previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card, or if you submit your proxy vote by telephone or internet, vote once for each proxy card or voting instruction form you receive.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone or internet and do not specify how you want to vote your shares, the proxies will vote your shares:

●	FOR PROPOSAL NO. 1 the election of all of the five nominees for director;
●	FOR PROPOSAL NO. 2 the non-binding advisory approval of the compensation of our named executive officers disclosed in this proxy statement;
●	FOR PROPOSAL NO. 3 the approval to amend the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”) to increase the authorized shares of common stock par value $0.0001 from 15,000,000 to 35,000,000;
●	FOR PROPOSAL NO. 4 the approval of the anti-dilution protection provisions included in (a) Three Million Three Hundred Thousand Dollars ($3,300,000) of principal amount of six percent (6%) secured convertible promissory notes of the Company (“Note” or “Notes”) which notes are convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $2.20, and (b) Warrants (the “Warrants”) to purchase up to 900,000 shares of Common Stock (“Warrant Shares”) at an exercise price equal to $2.65 issued in connection with the Company’s entry into a securities purchase agreement (“Purchase Agreement”) with accredited investors (“Subscribers”) for their purchase of the Notes and Warrants for gross proceeds of $3.3 million (the “Private Placement”);
●	FOR PROPOSAL NO. 5 the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for 2021;

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●	FOR PROPOSAL NO. 6 if the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 3 and 4, our proxy holders may move to continue, adjourn, or postpone the Annual Meeting at that time to enable our Board of Directors to solicit additional proxies; and
●	In the discretion of the persons named as proxies as to all other matters that may be properly presented at the Annual Meeting.

Can I change my proxy after submitting my proxy?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet, or mail, by voting in person at the meeting, or by delivering to our Secretary a written notice of revocation. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

If you hold your shares in street name, contact your broker, bank, trust, or other nominee regarding how to revoke your proxy and change your vote.

What is the vote required to approve each matter?

Proposal No. 1: Election of Directors. The affirmative vote of the holders of a plurality of the votes cast on the election of directors at the meeting is required for nominees to be elected as directors. The five nominees receiving the highest number of votes will be elected to the Board. Votes withheld and broker non-votes will have no effect on the vote.

Proposal No. 2: Advisory approval of compensation of our named executive officers. Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Compensation Committee of the Board (the “Compensation Committee”) will take into account the outcome of the vote when considering future executive compensation arrangements. This proposal will be approved upon the affirmative vote of a majority of the common stock present in person or by proxy at the meeting. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Proposal No. 3: Amendment to the articles of incorporation. We are asking stockholders to approve an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of common stock, par value $0.0001 per share, from 15,000,000 to 35,000,000 shares. The Board believes that the proposed increase in authorized common stock is necessary to provide additional flexibility for potential future business and financial transactions. The affirmative vote of a majority of our outstanding common stock will be necessary to approve the adoption of the proposed amendment to our Articles. As a result, abstentions and non-votes will have the same effect as “against” votes.

Proposal No. 4: Anti-Dilution Approval Proposal. We are asking stockholders to approve the anti-dilution protection provisions included in the Notes and the Warrants issued in connection with the Company’s entry into the Purchase Agreement with the Subscribers for their purchase of the Notes and Warrants in the Private Placement. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Proposal No. 5: Independent Registered Public Accounting Firm. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting is necessary to approve the ratification of our independent registered public accounting firm for 2021. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Proposal No. 6: The Adjournment Proposal. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting is necessary to approve the Adjournment Proposal. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Are there other matters to be voted on at the meeting?

As of the date of this proxy statement, our Board of Directors does not know of any matters which may come before the meeting other than the matters described in this proxy statement. Should any other matter requiring a vote of the stockholders arise and be properly presented at the Annual Meeting, the proxy gives the persons named in the proxy and designated to vote the shares discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

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What happens if the Annual Meeting is postponed?

Your proxy may be voted at the postponed meeting. You will still be able to change your proxy until it is voted.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote:

●	FOR PROPOSAL NO. 1 the election of all of the five nominees for director;
●	FOR PROPOSAL NO. 2 the non-binding advisory approval of the compensation of our named executive officers disclosed in this proxy statement;
●	FOR PROPOSAL NO. 3 the approval of the amendment to the Articles of Incorporation to increase the authorized shares of Common Stock from 15,000,000 to 35,000,000;
●	FOR PROPOSAL NO. 4 the approval of the Anti-Dilution Approval Proposal;
●	FOR PROPOSAL NO. 5 the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for 2021; and
●	FOR PROPOSAL NO. 6 the Adjournment Proposal.

Who pays for this proxy solicitation?

All costs of soliciting proxies will be borne by us. Our directors, officers, and other employees may without compensation other than their regular compensation, solicit proxies by further mailing or personal conversation, or by telephone, facsimile or electronic means. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting

to be Held on August 19, 2021:

Our proxy statement and 2020 Annual Report are available

at www.proxyvote.com.

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PROPOSAL NO. 1

ELECTION OF

DIRECTORS

General

Our Bylaws provide that the Board of Directors shall have not fewer than three (3) nor more than nine (9) seats. The Board of Directors has set the size of the Board of Directors at five (5). The directors shall be elected at each annual general meeting of the stockholders and, except as otherwise provided by applicable law, our Articles of Incorporation or Bylaws, each director shall hold office until the next annual meeting of stockholders or until the director’s successor has been elected and qualified. If for any reason directors are not elected at the Annual Meeting of the stockholders, they may be elected at any special meeting of the stockholders that is duly called and held for that purpose in the manner provided by the Bylaws.

Set forth below is certain information furnished to us by the director nominees.

Nominees for Director

Five directors are to be elected at the Annual Meeting for a one-year term ending on the earlier of (a) the annual meeting of stockholders to be held in 2022, or (b) her or his successor is duly elected and qualified. The Board of Directors has nominated Paul Block, Eric Finnsson, Robert Grammen, Stephanie Kilkenny, and Elizabeth Levy-Navarro for election to the Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of each of the nominees to the Board of Directors. Each nominee has indicated that he or she will serve if elected. We do not anticipate that any of these nominees will be unable or unwilling to stand for election, but if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the Board of Directors. As there are five nominees, proxies may be voted for up to five persons.

Vote Required for Election of Directors

If a quorum is present, the nominees for election to the Board of Directors receiving the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors. Votes withheld and broker non-votes are not counted toward a nominee’s total.

Director Nominees

The names and certain information as of the Record Date about the nominees are set forth below.

Paul Block, age 64, was appointed as our Chief Executive Officer as of July 1, 2020, was appointed to our Board of Directors in April 2020, and currently serves as Chairman of the Board. Mr. Block also serves as a member of the board of directors of GLG Life Tech Corporation, a producer of zero calorie natural sweeteners, and served as president of GLG Life Tech Corporation from January 2019 to June 2020. Prior to GLG Life Tech Corporation, Mr. Block held numerous positions as a consumer goods executive, including as chief executive officer and member of the board of directors of SVP Worldwide, a consumer sewing machine company, as chief executive officer and member of the board of directors of Merisant Worldwide, the maker of the Equal Sweetener brand, and as chief executive officer of Sara Lee Retail Coffee & Tea USA, a retail coffee company. He also held various marketing and brand management positions with Allied Domecq PLC, Groupe Danone, Guinness, and Miller Brewing Company earlier in his career. Mr. Block received his Bachelor of Science from Kent State University and participated in the Kellogg School of Management’s Advanced Executive Program for General Management. We believe Mr. Block’s experience in consumer products, including beer and spirits, provides a valuable perspective to the board.

Eric Finnsson, age 59, was appointed to our Board of Directors on July 30, 2020. Since March 2019, Mr. Finnsson has served as chief financial officer of GLG Life Tech Corporation, a producer of zero calorie natural sweeteners. Prior to joining GLG Life Tech Corporation, Mr. Finnsson worked as an independent consultant, offering finance and business consulting services to start-ups and individuals investing in China. Mr. Finnsson worked for KPMG for over 25 years in Canada, Europe and China, including three years specializing in Global Risk Management in KPMG’s International Headquarters. During his time with KPMG in China, Mr. Finnsson specialized in auditing and advising large multinational groups in the food and beverages sector. Mr. Finnsson graduated from The University of British Columbia in 1987 with a major in Economics and received his designation as a Canadian Chartered Accountant in 1990. We believe Mr. Finnsson’s experience in finance and management provides a value to the Board.

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Robert Grammen, age 65, was appointed to our Board of Directors on June 15, 2020. Mr. Grammen currently serves as a managing director of EFO Management, LLC, a family investment office, where he is responsible for the origination, analysis, structure and execution of direct debt and equity investments. Prior to joining EFO Management, LLC in 1999, Mr. Grammen served as a vice president of International Trading Group, focusing on the purchase, restructure and sale of distressed municipal bond debt. Mr. Grammen received his Bachelor of Arts in Economics from Bethany College, Bethany, West Virginia. We believe Mr. Grammen’s experience in finance and investment provides a value to the board.

Stephanie Kilkenny, age 48, was appointed to our Board of Directors in October 2019. Ms. Kilkenny was the former managing director of Azuñia Tequila, and together with her spouse, owns and controls TQLA, LLC (“TQLA”), the majority owner of Intersect Beverage, LLC (“Intersect”). Ms. Kilkenny holds a BS Psychology from Ursinus College in Pennsylvania and relocated to California immediately upon earning her degree. She began her post-college career in Client Services at the corporate offices of Mail Boxes Etc. and as an Operations Manager at the corporate offices of Insurance Express Services. After a few years in the corporate world, Ms. Kilkenny returned to the classroom to study photography and acquire an AA Interior Design from Mesa College, and then opened her own photography and design firm, Adair Interiors, LLC. Stephanie currently serves as Board President of the Lucky Duck Foundation, a non-profit organization that has raised over $10 million dollars for various charitable organizations since Ms. Kilkenny and her husband Patrick founded it in 2005. In 2017, The Lucky Duck Foundation narrowed its focus to alleviating the suffering of San Diego County’s homeless population. Their annual Swing & Soiree event has raised over $1 million dollars per year for the past 5 years. We believe Ms. Kilkenny adds value to the board because of her experience as managing director of Azuñia Tequila.

Elizabeth Levy-Navarro, age 58, was appointed to our Board of Directors on March 22, 2021. Ms. Levy-Navarro co-founded and was Chief Executive Officer of Orrington Strategies, a management consulting firm, helping consumer products and financial services executives grow their businesses and brands, from 2002 to 2017. Since 2018, she has been a corporate advisor with Summit Strategy Advisors. From 1993 to 2002, Ms. Levy-Navarro served as Practice Leader and Operating Committee Member for The Cambridge Group. Ms. Levy-Navarro led her practice helping corporate executives develop and implement business growth strategies. Ms. Levy-Navarro also serves on the Wilshire Mutual Funds Board, as its Valuation Committee Chair, and on its Audit, Nominating, and Investment Committees. She also serves on the AIG US Life Company Board, including on its Corporate Affairs (Audit) Committee. Ms. Levy-Navarro earned her MBA in Finance from The Wharton School, University of Pennsylvania, and holds a BBA in Marketing from University of Michigan. We believe Ms. Levy-Navarro adds value to the board because of her experience in beverage distributing and executive strategic leadership.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF PAUL BLOCK, ERIC FINNSSON, ROBERT GRAMMEN, STEPHANIE KILKENNY, AND ELIZABETH LEVY-NAVARRO TO THE BOARD OF DIRECTORS.

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Executive Officers

The names and certain information about our executive officers as of the Record Date are set forth below:

Name	Age	Position
Paul Block	64	Chief Executive Officer
Geoffrey Gwin	53	Chief Financial Officer

Our executive officers are each appointed by the Board of Directors and serve at the Board’s discretion. There are no family relationships among our officers or directors.

Paul Block, age 64, was appointed as our Chief Executive Officer as of July 1, 2020, has served as a director since April 2020, and currently serves as Chairman of the Board. Mr. Block also currently serves as a member of the board of directors of GLG Life Tech Corporation, a producer of zero calorie natural sweeteners, and served as president of GLG Life Tech Corporation from January 2019 to June 2020. Prior to GLG Life Tech Corporation, Mr. Block held numerous positions as a consumer goods executive, including as chief executive officer and member of the board of directors of SVP Worldwide, a consumer sewing machine company, as chief executive officer and member of the board of directors of Merisant Worldwide, the maker of the Equal Sweetener brand, and as chief executive officer of Sara Lee Retail Coffee & Tea USA, a retail coffee company. He also held various marketing and brand management positions with Allied Domecq PLC, Groupe Danone, Guinness and Miller Brewing Company earlier in his career. Mr. Block received his Bachelor of Science from Kent State University and participated in the Kellogg School of Management’s Advanced Executive Program for General Management.

Geoffrey Gwin, age 53, was appointed Chief Financial Officer as of June 15, 2020. Mr. Gwin previously served as a member of the board of directors from August 2019 through June 2020. Mr. Gwin was a Member of Quad Capital Management Advisors, LLC and the Managing Member of Group G Capital Partners, LLC. Mr. Gwin is a Board Observer of SMArtX Advisory Solutions, Inc., a private company offering technology solutions to wealth advisors, RIAs, and other financial services firms. Mr. Gwin formed Group G Capital Partners, LLC in 2003 and has continuously managed its related strategies as its Chief Investment Officer. Mr. Gwin has held positions at Symphony Asset Management, BHF-BANK Aktiengesellschaft, and Citibank, Inc. over the last two decades. Mr. Gwin holds a Bachelor of Science in Business from Wake Forest University and is a Chartered Financial Analyst.

8

CORPORATE GOVERNANCE

Board of Directors Leadership Structure

In 2018, the Board of Directors had a structure whereby the Chair of our Board of Directors was the Chief Executive Officer. In May 2019, the structure was modified to have an “Executive Chair,” who was the most recent former Chief Executive Officer. The Executive Chair had expanded duties, including sourcing acquisitions and product development and assisting in financing activities as requested by the Company. In August 2019, we changed the structure to have an independent Chair. In July 2020, we changed the structure to instead have an Independent Lead Director.

In May 2021, the Board determined that the need for the Independent Lead Director is no longer necessary. We have determined that our current leadership structure where the same person serves as both principal executive officer and Chair of the Board best suits our current leadership needs as we seek to implement our new sustainable business strategy and reinvent our business model for sustainable success and value creation. We recognize that different board leadership structures may be appropriate for companies in different situations and should be reviewed and carefully considered periodically in light of the Board’s composition and the needs of the Company. As a result, we intend to closely review and consider the optimal Board leadership structure for the Company at and following the Annual Meeting.

Our chair of the Board of Directors is responsible for the effective functioning of our Board of Directors, enhancing its efficacy by guiding Board of Directors processes and presiding at Board of Directors meetings. We expect our Chair to also act as a liaison between our Board of Directors and executive management, facilitating clear and open communication between management and the Board of Directors.

Board of Directors Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk-management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through our various standing committees as described below, that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and discusses with management our major risk exposures, their potential impact on us and the steps we take to manage them. While our Board is ultimately responsible for risk oversight, our standing committees and management assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. For example, our audit committee is responsible for monitoring and assessing risk exposure related to financing, accounting, and investment risks.

Director Independence

Generally, under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board of Directors has determined that directors Eric Finnsson, Robert Grammen, and Elizabeth Levy-Navarro, are independent within the meaning of Nasdaq listing standards. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Board of Directors further considered all transactions set forth under “Certain Relationships and Related Transactions” below.

On January 19, 2021, our board of directors (the “Board”) determined that one of its members, Stephanie Kilkenny, had ceased to be independent (as defined by Nasdaq Listing Rule 5605(a)(2) due to circumstances beyond her reasonable control.

On January 29, 2021, our Board of Directors created a special committee in order to act on behalf of the Company with respect to all matters arising out of or relating to the Company’s relationship, existing transactions, or proposed transactions with Intersect, TQLA, and their affiliates, including Ms. Kilkenny. The special committee currently consists of Eric Finnsson, Paul Block, and Elizabeth Levy-Navarro.

On March 22, 2021, the Company appointed Elizabeth Levy-Navarro to the Board of Directors, audit, compensation, and nominating committees and Ms. Kilkenny was removed from each of those committees. Ms. Levy-Navarro was also appointed to the special committee.

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Standing Committees and Attendance

The Board of Directors held a total of 17 meetings during 2020. During 2020, each incumbent director attended at least 75% of the meetings of our Board of Directors during the time period which the director then served.

The Board of Directors has established the following standing committees: an audit committee (the “Audit Committee”), the Compensation Committee, and a nominating & corporate governance committee (the “Nominating Committee”). The Board of Directors determined that establishing standing audit, compensation, and nominating & corporate governance committees is an important element of sound corporate governance. During 2020, each incumbent director attended at least 75% of the meetings of the audit, compensation, and nominating & corporate governance committees upon which each director then served, if any.

Audit Committee

Our Audit Committee oversees the engagement of our independent public accountants, reviews our audited financial statements, meets with our independent public accountants to review internal controls and reviews our financial plans. Our Audit Committee currently consists of Eric Finnsson, who is the chair of the committee, Robert Grammen, and Elizabeth Levy-Navarro. Each of Messrs. Finnsson, Grammen, and Ms. Levy-Navarro has been determined by our Board of Directors to be independent in accordance with Nasdaq and SEC standards. Our Board of Directors has also designated Mr. Finnsson as an “audit committee financial expert” as the term is defined under SEC regulations and has determined that Mr. Finnsson possesses the requisite “financial sophistication” under applicable Nasdaq rules. The Audit Committee operates under a written charter which is available on our website at https://www.eastsidedistilling.com/investors. Both our independent registered accounting firm and internal financial personnel will regularly meet with our audit committee and have unrestricted access to the Audit Committee. Each member of the Audit Committee is able to read and understand fundamental financial statements, including our consolidated balance sheets, consolidated statements of operations, and consolidated statements of cash flows. Further, no member of the Audit Committee has participated in the preparation of our consolidated financial statements, or those of any of our current subsidiaries, at any time during the past three years.

Compensation Committee

Our Compensation Committee reviews and recommends policies, practices, and procedures relating to compensation for our directors, officers and other employees and advising and consulting with our officers regarding managerial personnel and development. Our Compensation Committee currently consists of Elizabeth Levy-Navarro, who is the chair of the committee, Eric Finnsson, and Robert Grammen. Each of Ms. Levy-Navarro and Messrs. Finnsson and Grammen has been determined by our Board of Directors to be independent in accordance with Nasdaq standards. Each member of our Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee operates under a written charter which is available on the Company’s website at https://www.eastsidedistilling.com/investors. Under its charter, the functions of the compensation committee include:

●	Reviewing and approving annually the corporate goals and objectives applicable to the CEO;
●	Reviewing and approving the compensation of all other executive officers;
●	Reviewing and making recommendations to the Board of Directors regarding incentive compensation plans and equity-based plans;
●	Reviewing and approving any employment agreements, severance agreements or plans or change-in-control arrangements with executive officers;
●	Reviewing director compensation for service on the Board of Directors and committees at least once a year and to recommend any changes to the Board of Directors; and
●	Developing and recommending to the Board of Directors for approval an officer succession plan to develop and evaluate potential candidates for executive positions.

The Compensation Committee may delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion.

Pursuant to its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain, and obtain the advice of a compensation consultant, outside legal counsel, or other advisors as it deems necessary to fulfill its duties and responsibilities under its charter. In 2019, the Compensation Committee engaged FW Cook as its independent consultant to assist the Compensation Committee in fulfilling its responsibilities, including by providing advice, research, and analysis on executive compensation trends and norms, determining the composition of our peer group for purposes of compensation comparison, and reviewing and analyzing peer group and industry information to assist with setting both specific elements of, and the total amount of, executive compensation. The Compensation Committee did not engage any consultants in 2020.

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Nominating & Corporate Governance Committee

Our nominating and corporate governance committee (“Nominating Committee”) evaluates the composition, size, and governance of our Board of Directors and its committees, evaluating and recommending candidates for election to our Board of Directors, establishing a policy for considering stockholder nominees and reviewing our corporate governance principles, establishing director compensation and providing recommendations to the Board of Directors. Our Nominating Committee currently consists of Robert Grammen, who is the chair of the committee, Eric Finnsson, and Elizabeth Levy-Navarro. Each of Messrs. Grammen, Finnsson, and Ms. Levy-Navarro has been determined by our Board of Directors to be independent in accordance with Nasdaq standards. The Nominating Committee operates under a written charter which is available on the Company’s website at https://www.eastsidedistilling.com/investors.

Director Nomination Process

The Nominating Committee identifies director nominees by first considering those current members of the Board of Directors who are willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of the skills and experiences of the current members and the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skills and experiences. If any member of the Board of Directors does not wish to continue in service, if the nominating committee or the Board of Directors decides not to re-nominate a member for reelection, if the nominating committee or the Board of Directors decided to fill a director position that is currently vacant or if the nominating committee or the Board of Directors decides to recommend that the size of the Board of Directors be increased, the nominating committee identifies the desired skills needed by the board and will evaluate the experience of a new nominee in light of the criteria described above. Current members of the Board of Directors and management are polled for suggestions as to individuals meeting the Board of Directors’ criteria. Research may also be performed to identify qualified individuals and, if appropriate, the nominating committee may engage a search firm. Nominees for director are selected by a majority of the members of the Board of Directors, with any current directors who may be nominees themselves abstaining from any vote relating to their own nomination. All of our directors participated in the consideration of the director nominees for election at the Annual Meeting. Although the nominating committee and the Board of Directors do not have a formal diversity policy, the Board of Directors instructed the nominating committee to consider such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the nominating committee include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the spirits industry, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors.

In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of us and all stockholders, act ethically at all times, and adhere to the applicable provisions of our code of business conduct and ethics. Other than consideration of the foregoing and applicable SEC and Nasdaq requirements, unless determined otherwise by the Nominating Committee, there are no stated minimum criteria, qualities, or skills for director nominees. However, the Nominating Committee may also consider such other factors as it may deem are in the best interests of us and all stockholders. In addition, at least one member of the Board of Directors serving on the audit committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable Nasdaq and SEC rules, and a majority of the members of the Board of Directors should meet the definition of “independent director” under applicable Nasdaq rules.

The Nominating Committee and the Board of Directors may consider suggestions for persons to be nominated for director that are submitted by stockholders. The Nominating Committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources. Stockholders suggesting persons as director nominees should send information about a proposed nominee to our Secretary at our principal executive offices as referenced above at least 90 days before the anniversary of the prior year’s annual stockholder meeting. This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of Eastside Distilling, Inc., a description of the proposed nominee’s relationship to the stockholder, and any information that the stockholder feels will fully inform the Board of Directors about the proposed nominee and his or her qualifications. The Board of Directors may request further information from the proposed nominee and the stockholder making the recommendation. In addition, a stockholder may nominate one or more persons for election as a director at our annual meeting of stockholders. Please see the section below titled “Stockholder Proposals for 2022 Annual Meeting” for important information regarding stockholder proposals, including director nominations.

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Code of Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. We will provide to any person without charge, upon request, a copy of our code of business conduct and ethics. Requests may be directed to our principal executive offices at 8911 NE Marx Drive, Suite A2, Portland, OR 97220. Also, a copy of our code of business conduct and ethics is available on our website. We will disclose, on our website, any amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the Code of Business Conduct and Ethics enumerated in applicable rules of the SEC.

2020 Director Compensation

During 2018, the Board of Directors established an annual compensation program for the directors that includes (1) an annual retainer of $16,000 paid in cash in quarterly installments, (2) $5,000 in stock awards per quarter, (3) $2,500 cash payment for each committee chair, which will be paid annually at the beginning of the year, (4) $1,000 for in-person board meetings and $500 for telephonic board meetings, and (5) 5,000 stock options per year.

In October of 2019, the annual compensation program was updated to include (1) an initial board election restricted stock unit (“RSU”) grant of $5,000, paid one time upon appointment or election, (2) a board chair premium of $20,000, and (3) annual committee member fees of $20,000 per committee, paid in quarterly installments. In July of 2020, the Board of Directors formally approved the acceptance of restricted stock units to be paid in lieu of cash, each such award to be fully-vested and payable as of the date of grant.

Other than Paul Block and Geoffrey Gwin, who each received compensation as an executive officer as well as a director as described above, the following table sets forth information regarding compensation earned by or paid to our non-employee directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)		Total ($)
Paul Shoen (1)	17,500	(2)	-		-		17,500
Jack Peterson (3)	19,000	(4)	-		6,150	(9)	25,150
Eric Finnsson	27,500	(5)	10,000	(8)	6,150	(9)	43,650
Stephanie Kilkenny	42,500	(6)	10,000	(8)	6,150	(9)	58,650
Robert Grammen	54,000	(7)	10,000	(8)	6,150	(9)	70,150

(1)	Resigned from Board of Directors effective April 24, 2020.
(2)	Elected to receive 15,909 RSUs in lieu of cash for $17,500 of earned fees as valued using the closing stock price as reported on the Nasdaq Capital Market on the respective dates of grant. The RSUs were fully vested upon grant.
(3)	Resigned from Board of Directors effective August 25, 2020.
(4)	Elected to receive 16,489 RSUs in lieu of cash for $18,000 of earned fees as valued using the closing stock price as reported on the Nasdaq Capital Market on the respective dates of grant. The RSUs were fully vested upon grant.
(5)	Elected to receive 17,081 RSUs in lieu of cash for $27,500 of earned fees as valued using the closing stock price as reported on the Nasdaq Capital Market on the respective dates of grant. The RSUs were fully vested upon grant.
(6)	Elected to receive 30,817 RSUs in lieu of cash for $42,500 of earned fees as valued using the closing stock price as reported on the Nasdaq Capital Market on the respective dates of grant. The RSUs were fully vested upon grant.
(7)	Elected to receive 35,370 RSUs in lieu of cash for $54,000 of earned fees as valued using the closing stock price as reported on the Nasdaq Capital Market on the respective dates of grant. The RSUs were fully vested upon grant.
(8)	Amounts reflect the aggregate grant date fair value of the 8,291 restricted stock units calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant ($1.14 and $1.28 per share) without regards to forfeitures.
(9)	Amounts reflect the aggregate grant date fair value of 5,000 shares of common stock underlying the stock options with an exercise price of $1.23, without regards to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the director. The options issued vest immediately. The assumptions used to calculate the value of the stock options are set forth in Note 15 in the Notes to Consolidated Financial Statements of the Company, which are included in the Company’s annual report on Form 10-K.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our Named Executive Officers for services rendered during the fiscal years ended December 31, 2020, and 2019.

Name and Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		All Other Compensation ($)		Total ($)
Paul Block	2020	174,777	(1)	87,388	(2)	100,000	(3)	60,000	(4)	422,165
Chief Executive Officer (Since July 1, 2020), Director	2019	-		-		-		-		-

Geoffrey Gwin	2020	51,923		35,000	(5)	150,000	(6)	62,989	(7)	299,912
Chief Financial Officer, Director (Since June 15, 2020)	2019	-		-		-		-		-

Lawrence Firestone	2020	132,692		25,000		132,735	(8)	123,376	(9)	413,803
Chief Executive Officer, Director (Until June 30, 2020)	2019	28,846		-		-		-		28,846

Grover T. Wickersham	2020	-		-		-		-		-
Chief Executive Officer, Director (Until May 10, 2019)	2019	57,692		150,000		-		-		207,692

Robert Manfredonia	2020	86,538		61,154		75,000	(10)	-		222,692
President (Until July 17, 2020)	2019	150,000		50,000		150,514	(11)			350,514

Steve Shum	2020	-		-		-		-		-
Interim Chief Executive Officer (May 2019-November 2019) and Chief Financial Officer, (Until November 2019)	2019	152,885		142,115		111,700	(12)	-		406,700

Melissa Heim	2020	45,115		-		-		-		45,115
Executive V.P. Operations and Master Distiller (Until July 17, 2020)	2019	102,000		-		-		-		102,000

(1)	Mr. Block’s salary in 2020 was paid in all stock. The amount reflects the aggregate grant date fair value of 125,000 shares calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant.
(2)	Mr. Block’s bonus in 2020 was paid in all stock. The amount reflects the aggregate grant date fair value of 62,500 shares calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant.
(3)

Mr. Block received a grant of the equivalent of $100,000 of RSUs, one-half (1/2) of which will be earned and vested on each of March 31, 2021 and June 30, 2021, if Mr. Block remains employed on the applicable vesting date. $60,000 in director fees for 2020.

(4)	Mr. Block received $60,000 in director fees for 2020.
(5)	Mr. Gwin received a bonus of $35,000, $17,500 of which was paid in cash and $17,500 was paid in 16,204 shares of stock, calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant.
(6)	Mr. Gwin received a grant of the equivalent of $150,000 of RSUs, one-quarter of which will be earned and vested on each of September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, if Mr. Gwin remains employed on the applicable vesting date.
(7)	Mr. Gwin received $62,489 in director fees for 2020, which he elected to receive in 40,246 restricted stock units in lieu of cash, calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant.
(8)	Amounts reflect the aggregate grant date fair value of 88,150 restricted stock units calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant without regard to forfeitures.
(9)	Mr. Firestone continued to receive his annual cash base salary of $250,000 in installments in accordance with and under the regular payroll schedule of Eastside until December 31, 2020, pursuant to his separation agreement.
(10)	Amounts reflect the aggregate grant date fair value of 53,268 restricted stock units calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant without regard to forfeitures.
(11)	Amounts reflect the aggregate grant date fair value of 27,461 restricted stock units calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant without regard to forfeitures.
(12)	Amounts reflect the aggregate grant date fair value of 53,268 restricted stock units calculated based on the closing sales price reported on the Nasdaq Capital Market on the respective dates of grant without regard to forfeitures.

All Other Compensation

None.

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2020 Outstanding Equity Awards Fiscal Year-End

The following table sets forth all outstanding equity awards made to each of the Named Executive Officers that are outstanding as of December 31, 2020.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Paul Block
2020 Grant (1)	-	-	-	$-		78,125	$100,000	-	$-
2021 Grant (2)	-	-	-	$-		-	$-	156,250	$200,000
2022 Grant (3)	-	-	-	$-		-	$-	156,250	$200,000
2023 Grant (4)	-	-	-	$-		-	$-	78,125	$100,000

Geoffrey Gwin
2020 Grant (5)	-	-	-	$-		58,594	$75,000	-	$-

(1)	Mr. Block received a grant of the equivalent of $100,000 of RSUs, one-half (1/2) of which will be earned and vested on each of March 31, 2021 and June 30, 2021, if Mr. Block remains employed on the applicable vesting date.
(2)	Mr. Block is to receive a grant of the equivalent of $200,000 of RSUs, one-twelfth (1/12) of which will be earned and vested on each of March 31, June 30, September 30 and December 31, beginning March 31, 2021 and ending December 31, 2023, if Mr. Block remains employed on the applicable vesting date.
(3)	Mr. Block is to receive a grant of the equivalent of $200,000 of RSUs, one-twelfth (1/12) of which will be earned and vested on each of March 31, June 30, September 30 and December 31, beginning March 31, 2022 and ending December 31, 2024, if Mr. Block remains employed on the applicable vesting date.
(4)	Mr. Block is to receive a grant of the equivalent of $100,000 of RSUs, one-twelfth (1/12) of which will be earned and vested on each of March 31, June 30, September 30 and December 31, beginning March 31, 2023 and ending December 31, 2025, if Mr. Block remains employed on the applicable vesting date.
(4)	Mr. Block received $60,000 in director fees for 2020.
(5)	Mr. Gwin received a grant of the equivalent of $150,000 of RSUs, one-quarter of which will be earned and vested on each of September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, if Mr. Gwin remains employed on the applicable vesting date.

Employment Agreements

The Company has agreements with certain named executive officers, which include provisions regarding post-termination compensation. The Company does not have a formal severance policy or plan applicable to the executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which have been previously filed in our prior SEC reports.

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Employment Agreement with Paul Block

In connection with Mr. Block’s appointment as Chief Executive Officer, Mr. Block entered into an executive employment agreement with the Company on July 7, 2020, effective July 1, 2020 (the “Employment Agreement”). Under the Employment Agreement, Mr. Block will be paid in all stock of 31,250 shares per month from July 1, 2020 through December 31, 2020, which includes a 2020 bonus equal to 50% of his salary during the six-month period. Beginning January 1, 2021, the Company will pay Mr. Block an annual base salary of $350,000, which will increase to $375,000 on January 1, 2022 if Company revenue exceeds $20 million in 2021 and will increase to $400,000 on January 1, 2023 if Company revenue exceeds $30 million in 2022.

The Company will also request that the Compensation Committee of the Board of Directors approve the following grants of restricted stock units (“RSUs”) to Mr. Block: (i) on or after July 1, 2020, the equivalent of $100,000 in RSUs, one-half (1/2) of which will vest on each of March 31, 2021 and June 30, 2021; (ii) on or after January 1, 2021, the equivalent of $200,000 of RSUs, one-twelfth (1/12) of which will be earned and vested on each of March 31, June 30, September 30 and December 31, beginning March 31, 2021 and ending December 31, 2023; (iii) on or after January 1, 2022, the equivalent of $200,000 of RSUs, one-twelfth (1/12) of which will be earned and vested on each of March 31, June 30, September 30 and December 31, beginning March 31, 2022 and ending December 31, 2024; and (iv) on or after January 1, 2023, the equivalent of $100,000 of RSUs, one-twelfth (1/12) of which will be earned and vested on each of March 31, June 30, September 30 and December 31, beginning March 31, 2023 and ending December 31, 2025.

Further, Mr. Block will be eligible to receive a target incentive payment of 100% of his annual base salary beginning in 2021. Actual payments will be determined based on a combination of the Company’s results and individual performance against the applicable performance goals established by the Compensation Committee of the Board of Directors. Mr. Block will also receive other benefits that are generally available to other executive officers of the Company and will be entitled to certain severance benefits if he is terminated without cause, or resigns for good reason (in each case, as defined in the Employment Agreement), including, among other things, twelve (12) months of the Executive’s then-current annual base salary (which will be deemed $350,000 during 2020) and the continued vesting of RSUs for a period of 12 months after the date of termination.

Employment Agreement with Geoffrey Gwin

On June 15, 2020 the Company entered into an Executive Employment Agreement with Mr. Gwin. The agreement expired on June 15, 2021, and Mr. Gwin has continued his employment without a written agreement.

Under the Employment Agreement, Mr. Gwin will initially receive an annual base salary of $250,000, with $100,000 in cash and $150,000 in RSUs. Twenty-five percent (25%) of the award will vest on each of March 31, June 30 and September 30 and December 31 of each year this contract is in effect, beginning September 30, 2020. Mr. Gwin will also be eligible to receive a target incentive payment of 100% of his annual base salary beginning in 2020, paid 50% in RSUs and 50% in cash. Actual payments will be determined based on a combination of the Company’s results and individual performance against the applicable performance goals established by the Compensation Committee of the Board. Mr. Gwin will also receive (i) a signing bonus of $35,000, 50% in cash and 50% in fully vested stock of the Company, and (ii) other benefits that are generally available to other executive officers of the Company. Mr. Gwin will be entitled to certain severance benefits if he is terminated without cause, or resigns for good reason (in each case, as defined in the Employment Agreement), including, among other things, the remainder of the annual base salary remaining under the employment term and one year of continued vesting of RSUs. Effective February 4, 2021, Mr. Gwin and the Company entered into a First Amendment to Employment Agreement (the “First Amendment”), pursuant to which (i) the Company agreed to pay his entire base salary in cash following the transactions contemplated by that Termination and Inventory Purchase Agreement (the “Termination Agreement”) dated as of February 2, 2021 with Redneck Spirits Group LLC, and (ii) $56,250 of unvested RSUs were rescinded.

Employment Agreement with Melissa Heim

On February 27, 2015, the Company entered into an employment agreement with Melissa Heim. The agreement was terminated on July 17, 2020, when Ms. Heim left her position.

The Company subsequently entered into a Separation Agreement and General Release with Ms. Heim dated July 21, 2020. The Separation Agreement provides that Ms. Heim will receive all unpaid wages through July 17, 2020, payment in the amount of $62,769 as severance and a cash separation benefit of $15,000. The Separation Agreement also contains releases of claims.

The agreement contained the following provisions among other customary terms: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with her employment; (ii) paid vacation leave; (iii) medical, dental and life insurance benefits and (iv) 36-month non-compete/non-solicitation terms; (v) Ms. Heim is not entitled to increased severance in connection with a change of control.

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Employment Agreement with Robert Manfredonia

Effective December 6, 2018, the Company entered into an Amended and Restated Employment Agreement with Mr. Manfredonia. The agreement was terminated when Mr. Manfredonia resigned as President of Eastside, effective July 17, 2020.

The agreement contained the following provisions among others: (i) is for an initial term ending on December 5, 2021 and provide for an annual base salary during the term of the agreement of $150,000,(ii) eligible to receive a bonus of $100,000 per annum, which would be subject to Company results and individual performance, (iii) the Company will recommend to the compensation committee that it grant Mr. Manfredonia $37,500 worth of restricted stock units within the first 5 days of the completion of each quarter, (iv) each award will be immediately vested and will be subject to the terms and conditions of the 2016 Equity Incentive Plan, (v) Mr. Manfredonia may be eligible to receive stock option grants pursuant to the 2016 Equity Incentive Plan, subject to the discretion of compensation committee,(vi) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment, along with a $500 per month car allowance; (vii) benefits and perquisites available to other senior executives of the Company; and (viii) a severance payment upon termination without cause.

Employment Agreement with Lawrence Firestone

On November 13, 2019, the Company entered into an employment agreement with Mr. Firestone. The agreement terminates on December 31, 2020. Under the Employment Agreement, Mr. Firestone will initially receive an annual base salary of $250,000 in cash. The Company will also grant Mr. Firestone the equivalent of $100,000 of RSUs based on the Company’s customary determination of the applicable stock price at the time of grant. Twenty-five percent (25%) of the award will vest on each of March 31, June 30, and September 30, 2020 and the first anniversary of the effective date of the Employment Agreement. Mr. Firestone will also be eligible to receive a target incentive payment of 100% of his annual base salary beginning in 2020, paid 50% in RSUs and 50% in cash. Actual payments will be determined based on a combination of the Company’s results and individual performance against the applicable performance goals established by the Compensation Committee of the Board. Mr. Firestone will also receive (i) a signing bonus of $50,000, which he may elect to receive up to 50% in cash and 50% in fully vested stock of the Company, and (ii) other benefits that are generally available to other executive officers of the Company. Mr. Firestone will be entitled to certain severance benefits if he is terminated without cause, or resigns for good reason (in each case, as defined in the Employment Agreement), including, among other things, one year of annual base salary, one year of continued health benefits coverage and one year of continued vesting of RSUs.

On June 25, 2020, the Company and Lawrence Firestone entered into an executive separation agreement, dated June 25, 2020 (the “Separation Agreement”), pursuant to which Mr. Firestone will transition his relationship as our Chief Executive Officer. The Separation Agreement provides that Mr. Firestone will resign as CEO upon the appointment of a successor, which will be Mr. Block. He will also assist and cooperate with Eastside, as needed, with any transfer of duties and further assist and act as a consultant or advisor to Eastside with any ongoing questions or issues or matters which may arise through December 31, 2020.

Further, the Separation Agreement provides that Mr. Firestone will (a) continue to receive his annual cash base salary of $250,000 in installments in accordance with and under the regular payroll schedule of Eastside until December 31, 2020, (b) continue to receive his existing health benefits until June 25, 2021 and (c) continue to vest the RSUs that were granted or to be granted under his Executive Employment Agreement, dated November 12, 2019, between Eastside and Mr. Firestone, until December 31, 2020 as follows: the equivalent of $25,000 of RSUs for the quarter ending June 30, $25,000 of RSUs for the quarter ending September 30 and $25,000 of RSUs for the quarter ending December 31. The Separation Agreement also contains releases of claims and non-solicitation, non-competition, and confidentiality provisions.

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Potential Payments upon Termination

The following table sets forth quantitative information with respect to potential payments to be made to Mr. Block and Mr. Gwin upon termination without cause. The potential payments are based on the terms of Mr. Block and Mr. Gwin’s employment agreements discussed above. For a more detailed description of the employment agreements for Mr. Block and Mr. Gwin, see the “Employment Agreements” section above.

Name	Potential Payment upon Termination Without Cause ($)
Paul Block	350,000	(1)
Geoffrey Gwin	-	(2)

(1)	Based on Mr. Block’s current annual base salary of $350,000. Employee is entitled to 12 months base salary to be paid over 12 months.
(2)	Based on Mr. Gwin’s current annual base salary of $250,000. Employee is entitled to payment of the Executive’s Base Salary remaining under the Employment Term. The term of Employee’s executive employment agreement ended June 15, 2021.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2019 as to which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years and in which any related person has or will have a direct or indirect material interest, other than equity and other compensation, termination and other arrangements which are described above under the headings “Compensation of Directors” and “Executive Compensation.” As of the date of this proxy statement, there are no proposed transactions as described in the foregoing sentence.

Jack Peterson

On August 23, 2017, our Board appointed Jack Peterson to the Board to fill an existing vacancy on the Board effective immediately. Mr. Peterson is also the President of Sandstrom Partners. In 2019, we paid $220,000 in cash and issued 61,600 shares of common stock to Sandstrom for work performed. We did not pay nor issue shares of common stock to Sandstrom in 2020.

Stephanie Kilkenny

Stephanie Kilkenny was appointed to the Board in accordance with the terms of the Asset Purchase Agreement, dated September 12, 2019 (the “Asset Purchase Agreement”), between the Company and Intersect, pursuant to which the Company acquired substantially all of the assets of Intersect (the “Purchased Assets”), an importer and distributor of tequila and related products (the “Transaction”) under the brand name “Azuñia.” The Transaction closed on September 12, 2019. Mrs. Kilkenny was the former managing director of Azuñia Tequila, and together with her spouse, owns and controls TQLA,, the majority owner of Intersect.

In connection with the Transaction, TQLA is entitled to up to 93.88% of the aggregate consideration payable under the Asset Purchase Agreement. The aggregate consideration payable under the Asset Purchase Agreement includes that number of shares of common stock of the Company, cash payments and/or promissory notes comprising (i) 1,200,000 shares of the Company’s common stock (the “Fixed Number of Shares”) and, (ii) to the extent certain revenue targets are achieved, the Initial Earnout Consideration (as defined below) and the Subsequent Earnout Consideration (as defined below) The Fixed Number of Shares will be issued 540 days following the closing date of the Transaction as follows: 850,000 shares of the Company’s common stock will be issued at a stipulated value of $6.00 per share, equivalent to $5,100,000, and the remaining 350,000 shares of the Company’s common stock will be issued at a stipulated value equal to the 20-day volume-weighted average closing price of Company common stock on September 12, 2020. In addition, upon the acquired business (which is comprised of Intersect’s business of importing and distributing tequila and related products (the “Business”)) achieving gross revenues of $3.24 million or more during the first eighteen months following closing date of the Agreement, the Company will issue as further consideration (the “Initial Earnout Consideration”) additional shares of Company common stock at a price per share equal to the 20-day volume-weighted average closing price of the Company’s common stock on the eighteen-month anniversary of the closing date of the Transaction. The number of additional shares of the Company’s common stock to be issued will be based upon a multiple of gross revenue of the Business, ranging from 3.30 to 3.50, and less the aggregate stipulated dollar value of the Fixed Number of Shares previously paid.

If the gross revenue of the acquired Business for the period commencing on the first day of the thirteenth month following the closing date of the Transaction and ending on the last day of the twenty-fourth month following the closing date of the Transaction (the “Subsequent Earnout Period”) equals or exceeds $9.45 million, the Company will pay to the members of Intersect, including up to 93.88% to TQLA, $1,500,000, either in cash or a number of shares equal to (x) $1.5 million divided by (y) the 20-day volume-weighted average closing price of the Company’s common stock on the last day of the Subsequent Earnout Period, rounded down to the nearest whole number of shares of the Company’s common stock (the “Subsequent Earnout Consideration”).

Notwithstanding anything set forth in the Asset Purchase Agreement, the Company will not be required to issue shares of common stock if, in order for the Company to issue sufficient shares to pay any portion of the aggregate consideration under the Agreement, the Company would be required to hold a vote of the Company’s stockholders pursuant to Nasdaq Listing Rules (i.e. the number of shares of common stock of the Company issuable under the Agreement would exceed 19.9% of the Company’s outstanding common stock). In the event that the Company would be required to hold a vote of the Company’s stockholders pursuant to Nasdaq Listing Rules, the Company may, at its election, issue only that number of shares of common stock which does not require such vote, and instead pay any remaining portion of the aggregate consideration in the form of cash or as a promissory note with a three-year maturity that bears interest at a rate of 6% per annum.

On February 10, 2021, we issued 1,200,000 shares of common stock for the Fixed Number of Shares (of which TQLA received 830,868 shares), and on April 19, 2021, we issued 682,669 shares of common stock (of which TQLA received 598,223 shares) and $7,841,042 in principal amount of promissory notes as the Initial Earnout Consideration (of which TQLA received a promissory note in the principal amount of $6,871,105).

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The shares issued by the Company under the Asset Purchase Agreement were issued as unregistered shares in an issuance exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder. The Company filed a re-sale registration statement on Form S-3 with the SEC for a secondary offering covering the resale of the unregistered shares.

In addition, TQLA is obligated to reimburse the Company for approximately $430,000 in certain expenses associated with the transaction.

On September 16, 2019, the Company entered into a Subscription Agreement with Mrs. Kilkenny’s spouse, Patrick J. Kilkenny as Trustee For Patrick J. Kilkenny Revocable Trust (the “Kilkenny Trust”) in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder, pursuant to which the Company agreed to issue and sell to the Kilkenny Trust an aggregate of 55,555 units (the “Units”) at a per unit price of $4.50. Each Unit consists of one share of the Company’s common stock and a three-year warrant to acquire 0.5 shares of common stock at an exercise price of $5.50 per share.

Effective November 29, 2019, the Company issued to TQLA a Secured Line of Credit Promissory Note (the “TQLA Note”) for a revolving line of credit in the aggregate principal amount of $2,000,000. The TQLA Note was to mature on April 15, 2020 and could be prepaid in whole or in part at any time without penalty or premium. Repayment of the Note was subject to acceleration in the event of an event of default. The Company could use the proceeds to purchase tequila for its Azuñia product line and for general corporate purposes, as approved by TQLA. As of December 31, 2019, the Company had borrowed $946,640 on the Note. The Note was repaid in full on January 16, 2020.

In August 2020, the Company entered into discussions with Intersect and TQLA to address potential changes to the deferred consideration for the Azuñia acquisition and received a deposit of $250,000 in cash. In November 2020, Intersect and TQLA sent the Company a second deposit bringing the total outstanding amount deposited to $450,000. Subsequent to December 31, 2020, the full deposit of $700,000 was repaid.

Robert Grammen

Effective June 15, 2020, our Board appointed Robert Grammen to the Board to fill an existing vacancy on the Board. Mr. Grammen is also a member of Intersect, maintaining a 1.22% interest in Intersect. Pursuant to the Asset Purchase Agreement between the Company and Intersect, Mr. Grammen received a total of 22,027 shares of our common stock and a promissory note in the principal amount of $91,740. Mr. Grammen also acted as a consultant to Intersect prior to the Company entering into the Asset Purchase Agreement.

We believe that the foregoing transactions were in our best interests. Consistent with Section 78.140 of the Nevada Revised Statutes and the policies and procedures set forth below, it is our current policy that all transactions between us and our officers, directors, and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time it is authorized, approved, or ratified by the board. We will conduct an appropriate review of all related party transactions on an ongoing basis, and, where appropriate, we will utilize our audit committee or create a special committee for the review of potential conflicts of interest.

Policies and Procedures for Transactions with Related Persons

Our audit committee is responsible for reviewing, approving, and overseeing any transaction between the Company and any related person and any other potential conflict of interest situations on an ongoing basis. We intend to adopt a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Under this policy, any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee may consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. All of the transactions described above were entered into prior to the adoption of such policy, but after presentation, consideration, and approval by our Board of Directors.

In circumstances where one or more members of the audit committee may have a potential conflict of interest with respect to, or an interest in, any relationship or transaction involving the Company, we may establish a special committee consisting of disinterested directors to act on the Company’s behalf with respect to such relationship or such transaction.

On January 29, 2021, our Board of Directors created a special committee in order to act on behalf of the Company with respect to all matters arising out of or relating to the Company’s relationship, existing transactions, or proposed transactions with Intersect Beverage, LLC, TQLA, LLC, and their affiliates, including Ms. Kilkenny. The special committee currently consists of Eric Finnsson, Paul Block, and Elizabeth Levy-Navarro.

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STOCK OWNERSHIP

Security Ownership of Principal Stockholders, Directors and Management

The following table sets forth information as of June 21, 2021 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our named executive officers and directors and of all of our executive officers and directors as a group. As of June 21, 2021, we had 12,417,577 shares of common stock and no shares of series A preferred stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of capital stock shown as beneficially owned by the stockholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of June 21, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name And Address (1)	Number of Common Shares Beneficially Owned		Percentage Owned
5% Stockholders:
TQLA, LLC	1,603,305	(2)	12.88%

Officers and Directors
Paul Block	163,909	(3)	1.32%
Geoffrey Gwin	219,115	(4)	1.76%
Lawrence Firestone	88,150		0.71%
Eric Finnsson	51,670	(5)	0.42%
Stephanie Kilkenny	1,603,305	(2)	12.88%
Robert Grammen	98,986	(5)	0.80%
Elizabeth Levy-Navarro	5,000	(5)	0.04%
All directors and executive officers as a group	2,230,135		17.89%
	2,230,135

(1)	Unless otherwise noted, the address is c/o Eastside Distilling, Inc., 8911 NE Marx Drive, Suite A2, Portland, Oregon 97220.
(2)	Includes 85,881 shares held by Ms. Kilkenny, 5,000 shares underlying presently exercisable stock options held by Ms. Kilkenny, 1,429,091 shares held by TQLA, LLC (“TQLA”), which Mrs. Kilkenny, together with her spouse, owns and controls, and 55,555 shares and 27,778 warrants held directly by Patrick J. Kilkenny, Trustee of the Patrick J. Kilkenny Revocable Trust. Mr. Kilkenny is the spouse of Ms. Kilkenny. By virtue of their roles with TQLA and spousal relationship, Mr. and Mrs. Kilkenny may be deemed to be the indirect beneficial owners of shares held by the other or TQLA, either individually or as trustee; however, they each disclaims beneficial ownership of the reported securities, except to the extent of their respective pecuniary interest therein. Does not include the right to receive shares upon settlement of unvested RSUs.
(3)	Does not include the right to receive shares upon settlement of $233,333 of unvested RSUs.
(4)	Includes 107,000 shares held by Group G Investments, LP (“Group G Investments”), the general partner of which is Group G Capital Partners, LLC. Mr. Gwin is the managing member and Chief Investment Officer of Group G Capital Partners, LLC and is also a limited partner of Group G Investments. By virtue of his roles with Group G Capital Partners, LLC, he may be deemed to be the indirect beneficial owner of Group G Investments’ portfolio securities; however, he disclaims beneficial ownership of the reported securities, except to the extent of his pecuniary interest therein.
(5)	Includes 5,000 shares underlying presently exercisable stock options. Does not include the right to receive shares upon settlement of unvested RSUs.

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PROPOSAL NO. 2

ADVISORY VOTE (NON-BINDING) ON EXECUTIVE COMPENSATION

Our executive compensation program is intended to attract, motivate, reward, and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. Our philosophy in setting compensation policies for executive officers is to align pay with performance, while at the same time providing competitive compensation. We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders.

As required by Section 14A of the Exchange Act, this proposal seeks a stockholder advisory vote on the approval of compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:

“RESOLVED, that the stockholders approve the compensation of Eastside Distilling, Inc.’s executives, as disclosed in the compensation tables, and the related disclosure contained in the proxy statement.”

Our Board of Directors urges you to endorse the compensation program for our executive officers by voting FOR the above resolution. The Compensation Committee of the Board of Directors believes that the executive compensation for 2020 was reasonable, appropriate, and justified by the company’s performance. The Board of Directors recommended, and our stockholders approved, that the advisory vote on executive compensation be held every year. Therefore, the next advisory vote on executive compensation after the Annual Meeting will occur at the 2022 annual meeting of stockholders.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM AS DISCLOSED IN THIS PROXY STATEMENT. UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED AS PROXIES INTEND TO VOTE ALL PROXIES RECEIVED FOR APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM.

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PROPOSAL NO. 3

AMEND ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

We are asking stockholders to approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock, par value $0.0001 per share, from 15,000,000 to 35,000,000 shares. As of market close on June 21, 2021, (a) 12,417,577 shares of our common stock were issued and outstanding, (b) 1,500,000 shares of our common stock needed for issuance upon conversion of outstanding convertible promissory notes, (c) 1,140,278 shares of our common stock needed for issuance upon exercise of presently exercisable warrants, and (d) 120,710 shares of our common stock needed for issuance upon exercise of presently exercisable stock options. We have not reserved shares of our common stock for issuance upon settlement of any outstanding restricted stock units subject to vesting. Accordingly, as of June 21, 2021, we do not currently have enough authorized common stock to satisfy full conversion, exercise, and settlement of all of these securities. Further, we have no shares of authorized common stock available for issuance for any future corporate purposes, including, without limitation, grants of awards under our 2015 Stock Incentive Plan or our 2016 Equity Incentive Plan.

The Board of Directors believes that the proposed increase in authorized common stock is necessary to allow the Company to raise additional capital, to continue to make grants of awards pursuant to the Company’s equity incentive plans, and to provide additional flexibility for potential future business and financial transactions. The proposed amendment is designed to enable the Board of Directors to issue additional shares of common stock when, in its judgment, such issuance would benefit the Company, without further action by stockholders. Management believes that the ability to issue additional shares without the delay and expense of obtaining stockholder approval can be an advantage to the Company in connection with financings, for the purpose of granting equity awards under one of its equity incentive plans, or in pursuing acquisition opportunities. If approved, the increased number of authorized shares of common stock will be available for issuance from time to time for such purposes as the Board of Directors may approve, and no further vote of stockholders of the Company will be required for any issuance, except as may be required by law, regulation, or the rules of Nasdaq or any other stock exchange on which our shares may then be listed.

The availability of the additional authorized shares of common stock may have an anti-takeover effect, since the Board of Directors would possess the ability to dilute the position of a major stockholder by issuing additional shares of the same class, which may make a takeover more difficult or less attractive. The Board of Directors is not aware of any effort to obtain control of the Company, and the proposed amendment is not part of a plan by management to adopt a series of anti-takeover measures.

Our Articles of Incorporation also authorize 100,000,000 shares of preferred stock. The Articles of Incorporation provides that preferred stock may be issued in one or more series. Our Board of Directors is authorized to fix the number of shares of any series of preferred stock, to determine the designation of any such series and to determine the rights, preferences, privileges, qualifications, and limitations of such preferred stock. Depending upon the nature and terms of any such designated and issued preferred stock, such issuance could make a takeover of our company more difficult and therefore, less likely. An issuance of any shares of preferred stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock. The Board of Directors has no present plans, understandings, or agreements to issue any preferred stock. Other than our preferred stock as discussed above, there are no provisions of our articles, bylaws, or other agreements to which we are a party that have material antitakeover consequence.

The additional shares of common stock which would be authorized would have the same rights and privileges as and otherwise be identical to the shares of common stock currently authorized and outstanding.

Required Vote

Approval of the amendment to the Company’s Articles of Incorporation requires that the majority of our outstanding common stock vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the amendment to the Company’s Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE THE PROPOSED CHANGE TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES TO 35,000,000.

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PROPOSAL NO. 4

THE ANTI-DILUTION APPROVAL PROPOSAL

Background of the Private Placement

During 2020, our management and the Board continued to evaluate our available capital in view of general economic conditions and the conditions in the spirits industry specifically, and in view of our capital requirements to fund operating activities, inventories, and acquisitions. To address our capital needs, our management and the Board determined that it would be prudent to explore various alternatives to increase capital, including methods of generating capital through debt financings, disposition of product lines, and the sale of debt or equity securities through a private placement, public offering or rights offering. After considering our financing alternatives and options in consultation with our financial advisors, our management proposed to the Board that we explore the feasibility of selling convertible debt securities in a private placement and the Board authorized us to investigate this method of raising capital. The Board also authorized us to engage Roth Capital Partners (“Roth Capital”) to approach potential investors on our behalf.

During the first quarter of 2021, Roth Capital approached potential investors regarding the potential private placement. We negotiated with such potential accredited investors regarding the terms of the private placement and the specific amount each investor would be willing to invest. Throughout the negotiations, management reported to the Board.

Following negotiations, each member of the Board reviewed the drafts of the Purchase Agreement, the Notes, the Warrants, and the related transaction documents. The Board approved the Private Placement and approved the execution of Purchase Agreement, the Notes, and the Warrants, each in substantially the form presented to the Board, and the transactions contemplated by the Purchase Agreement, the Notes, and the Warrants. The Board also approved our engagement of Roth Capital as placement agent in the Private Placement.

In light of such approval, on April 19, 2021, the Company entered into a securities purchase agreement (“Purchase Agreement”) with accredited investors (“Subscribers”) for their purchase of up to Three Million Three Hundred Thousand Dollars ($3,300,000) of principal amount of six percent (6%) secured convertible promissory notes of the Company (“Note” or “Notes”) which notes are convertible into shares (“Conversion Shares”) of the Company’s common stock pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $2.20 per share, and, in connection with the purchase of such Notes, each Subscriber shall receive a warrant (a “Warrant”), to purchase a number of shares of common stock (“Warrant Shares”) equal to 60% of the principal amount of any Note issued to such Subscriber hereunder divided by the conversion price of the Note issued to such Subscriber, at an exercise price equal to $2.65 per Warrant Share. In connection with the Purchase Agreement, the Notes, and the Warrants, the Company entered into a Security Agreement under which the Corporation would grant the Subscribers a security interest in certain assets of the Company (the “Security Agreement”) and a Registration Rights Agreement under which the Company would agree to register for resale the Conversion Shares and the Warrant Shares (the “Registration Rights Agreement”). Concurrently therewith, the Company and the investors closed on Three Million Dollars ($3,000,000) of the private offering. The Company and the Subscribers closed on the remaining Three Hundred Thousand Dollars ($300,000) of the private offering on May 12, 2021.

If all of the Warrants are exercised in cash at the exercise price of $2.65 per Warrant Share, the Company will receive gross proceeds of $2.385 million and will issue an aggregate of 900,000 Warrant Shares.

As a result of our negotiations with the Purchasers and as an inducement to entering into the Purchase Agreements and participating in the Private Placement, we agreed to seek stockholder approval to include full “ratchet” anti-dilution protection provisions in each Note and “weighted-average” anti-dilution protection provisions in each Warrant. See “Notes and “Warrants” below for additional information.

The issuance of the Notes and the Warrants was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company plans to, pursuant to the terms of the Purchase Agreements, register the resale of the Conversion Shares and the Warrant Shares pursuant to a registration statement filed with the SEC. Until such time as the SEC has declared a registration statement registering the resale of the Conversion Shares and the Warrant Shares effective or until such other time as the Purchasers may sell pursuant to Rule 144 promulgated under the Securities Act or an exemption from registration under the Securities Act is available, the Notes, the Conversion Shares, the Warrants, and the Warrant Shares will not be freely tradable.

Reasons for the Private Placement and Use of Proceeds

We believe that the proceeds that we received from the Private Placement and may receive in connection with the exercise of the Warrants will improve our capital position and provide financing for future growth. We anticipate that the Company will use the proceeds from the Private Placement and any future exercise of the Warrants for general corporate purposes, including working capital, debt retirement, sales and marketing activities, general and administrative matters, and capital expenditures, and to pay all legal and other fees, costs, and expenses related to and in connection with the transactions contemplated by the Purchase Agreement, Note, Warrants, and other related transaction documents.

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Summary of the Purchase Agreement

This description is a summary of the material terms of the Purchase Agreement entered into with the Subscribers and does not purport to be a complete description of all of the terms of such agreements. You can find the form of Purchase Agreement and further information about the financing in the Current Report on Form 8-K that we filed with the SEC on April 23, 2021. For more information about accessing the Current Report on Form 8-K and the other information we have filed or file with the SEC, see “Where You Can Find More Information” below.

As described above, on April 19, 2021, we entered into the Purchase Agreement with the Subscribers for their purchase of up to the Notes in the aggregate principal amount of Three Million Three Hundred Thousand Dollars ($3,300,000) which notes are convertible into the Conversion Shares pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $2.20, and, in connection with the purchase of such Notes, each Subscriber shall receive a Warrant to purchase a number of Warrant Shares equal to 60% of the principal amount of any Note issued to such Subscriber hereunder divided by the conversion price of the Note issued to such Subscriber, at an exercise price equal to $2.65 per Warrant Share. In connection with the Purchase Agreement, the Notes, and the Warrants, the Company entered into the Security Agreement under which the Corporation would grant the Subscribers a security interest in certain assets of the Company and the Registration Rights Agreement under which the Company would agree to register for resale the Conversion Shares and the Warrant Shares.

The Company and the Subscribers have conducted two closings of the Private Placement, for gross proceeds of approximately $3.3 million. If all of the Warrants are exercised in cash at an exercise price of $2.65 per Warrant Share, the Company will receive gross proceeds of $2.385 million and will issue an aggregate of 900,000 Warrant Shares.

So long as 15% of the Notes issued to Subscribers remain outstanding, if the Company offers to sell Covered Securities (as defined in the Purchase Agreement), other than Excluded Securities (as defined in the Purchase Agreement), in a public or private offering of Covered Securities solely for cash, each Subscriber shall be afforded the opportunity to acquire from the Company, for the same price and on the same terms as such Covered Securities are offered, in the aggregate up to the amount of Covered Securities required to enable it to maintain its Subscriber Percentage Interest (as defined in the Purchase Agreement), all on the terms and conditions set forth in the Purchase Agreement.

In the Purchase Agreement, we made customary representations and warranties to the Subscribers relating to the Company, our business, and the issuance of the securities at the closings. The representations and warranties of the respective parties to the Purchase Agreement survive the closing of the Private Placement. Consummation of the Private Placement was subject to customary closing conditions. In addition, we made certain covenants to the Subscribers, including, without limitation, (a) that we would timely file all reports required to be filed with the SEC under the Exchange Act, (b) so long as any Notes or Warrants remain outstanding, we would reserve a number of shares of Common Stock equal to the maximum number of shares of Common Stock initially issuable upon conversion of the Notes and exercise of the Warrants, (c) refrain from incurring certain indebtedness without the consent of the holders of a majority of the Notes, and (d) until we obtained stockholder approval of this Anti-Dilution Proposal, refrain from any sales or issuances of shares of Common Stock, or securities convertible, exercisable, or exchangeable into shares of Common Stock, for a consideration per share less than the exercise price of the Warrants ($2.65 per share), other than Excluded Securities (as defined in the Notes and the Warrants).

The Company entered into the Registration Rights Agreement with the holders of the Notes as of the date of Closing. Pursuant to the terms of Registration Rights Agreement, the Company has agreed to file with the SEC an initial Registration Statement on Form S-3 covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement). Until such time as the SEC has declared a registration statement registering the resale of the Conversion Shares and the Warrant Shares effective or until such other time as the Purchasers may sell pursuant to Rule 144 promulgated under the Securities Act or an exemption from registration under the Securities Act is available, the Notes, the Conversion Shares, the Warrants, and the Warrant Shares will not be freely tradable.

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The Notes

Interest on the Notes accrues at a rate of six percent (6%) per annum and is payable either in cash or in shares of the Company’s common stock at the conversion price in the Note on each of the six and twelve month anniversary of the issuance date and on the maturity date of October 18, 2022. All amounts due under the Notes are convertible at any time after the issuance date, in whole or in part (subject to rounding for fractional shares), at the option of the holders into the Company’s common stock at a fixed conversion price, which is subject to adjustment as summarized below. The Notes are initially convertible into the Conversion Shares at an initial fixed conversion price of $2.20 per share. This conversion price is subject to adjustment for stock splits, combinations, or similar events, among other adjustments.

If, at any time after the Company has obtained stockholder approval of the Anti-Dilution Approval Proposal and while the Notes are outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any common stock (other than Excluded Securities) entitling any person to acquire shares of common stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”), then the Conversion Price of the Notes shall be reduced to such lower Dilutive Issuance price.

The Notes require payments to be made by the Company for failure to deliver the Conversion Shares upon conversion. A Note may not be converted and shares of common stock may not be issued under the Notes if, after giving effect to the conversion or issuance, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the Company’s outstanding common stock.

The Company may prepay the Notes at any time in whole or in part by paying a s sum of money equal to 100% of the principal amount to be redeemed, together with accrued and unpaid interest, plus a prepayment fee equal to five one percent (5%) of the principal amount to be repaid.

The Notes contain customary triggering events including but not limited to: (i) failure to make payments when due under the Notes; and (ii) bankruptcy or insolvency of the Company. If a triggering event occurs, each holder may require the Company to redeem all or any portion of the Notes (including all accrued and unpaid interest thereon), in cash.

The Notes are secured by a subordinated security interest in the Company’s assets pursuant to the terms of a Security Agreement entered into between the Company and the Subscribers.

The Warrants

The Warrants entitle the holders thereof to purchase up to an aggregate of 900,000 shares of the Company’s common stock for a period of four years at a current exercise price of $2.65 per share. The Warrants provide for exercises for cash as well as for cashless exercises under certain conditions.

The Warrants require payments to be made by the Company for failure to deliver Warrant Shares. In addition, a Warrant may not be exercised and Warrant Shares may not be issued under the Warrant if, after giving effect to the exercise or issuance, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the Company’s outstanding common stock.

If, at any time after the Company has obtained stockholder approval of the Anti-Dilution Approval Proposal and while any Warrant is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any common stock (other than Excluded Securities) (including the issuance or sale of shares of common stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) entitling any Person to acquire shares of common stock for a consideration per share less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced (calculated to the nearest one-hundredth of a cent) on a weighted average basis.

Placement Agent

Roth Capital acted as the Placement Agent for the Private Placement pursuant to an agreement with us dated as of May 6, 2021, pursuant to which we agreed to pay Roth Capital a fee equal to 5.0% of the aggregate gross proceeds from the Private Placement.

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Why We Need Stockholder Approval and Effect of Stockholder Approval or Disapproval of the Anti-Dilution Approval Proposal

Our common stock is traded on the Nasdaq Global Market under the symbol “EAST.” Because our common stock is listed on the Nasdaq Global Market, we are subject to Nasdaq’s rules and regulations. Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Nasdaq generally considers a change of control to occur when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

As of April 19, 2021, there were 12,359,156 shares of common stock outstanding. In connection with the Private Placement we issued an aggregate of Three Million Three Hundred Thousand Dollars ($3,300,000) of Notes, convertible into Conversion Shares at a conversion price of $2.20 per share (for a total of 1,500,000 Conversion Shares), and Warrants to purchase up to 900,000 Warrant Shares at an exercise price of $2.65 per Warrant Share.

The “ratchet” anti-dilution features of the Notes and the Warrants are contingent upon receipt of stockholder approval. The “ratchet” anti-dilution provisions of the Notes and the Warrants will not apply if stockholder approval is not obtained. Without the “ratchet” anti-dilution feature, the Private Placement meets the criteria of Nasdaq Listing Rule 5635(b) and Nasdaq Listing Rule 5635(d) such that the terms of the Private Placement did not require stockholder approval.

The Company is seeking stockholder approval under Nasdaq Listing Rule 5635(b) and Nasdaq Listing Rule 5635(d) since the anti-dilution provisions of the Notes and the Warrants may reduce the $2.20 per share conversion price of the Notes or the $2.65 per share exercise price of the Warrants and result in the issuance of shares either in excess of 20% or more of the outstanding shares of common stock or voting power or at less than the greater of market price or book value per share.

Required Vote

Approval of the Anti-Dilution Approval Proposal requires that the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Anti-Dilution Approval Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Anti-Dilution Approval Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE THE ANTI-DILUTION PROPOSAL.

26

PROPOSAL NO. 5

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the year ending December 31, 2020. M&K began serving as our independent auditor as of October 6, 2017. Services provided to us by M&K in 2020 and 2019 are described under the heading “Principal Accountant Fees and Services” below.

Our Board of Directors is asking our stockholders to ratify the selection of M&K as our independent registered public accounting firm.

Representatives of M&K plan to attend the Annual Meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by stockholders.

Principal Accountant Fees and Services

Audit Fees

M&K CPAS, PLLC (“M&K”) billed us $54,000 in fees for our 2020 annual audit and $35,000 in fees for the completion of our 2019 audit, and $28,500 and $22,000 in fees for the review of our quarterly financial statements in 2020 and 2019, respectively.

Audit Related Fees

We paid fees to M&K for assurance and related services of $10,500 and $22,900 related to other SEC filings in 2020 and 2019, respectively.

Tax Fees

For the years ended December 31, 2020 and 2019, the aggregate fees billed for tax compliance by M&K were $15,000 and $0, respectively.

All Other Fees

For the fiscal years ended each of December 31, 2020 and 2019, we did not incur any fees for other products or services by M&K. M&K did not provide or conduct any other products or services during those periods.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our audit committee pre-approves all services to be provided by M&K and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by the audit committee, which concluded that the provision of such services by M&K was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Our pre-approval policies and procedures provide for the audit committee’s pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policies and procedures also require specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Report

In connection with our financial statements for the fiscal year ended December 31, 2020, the Audit Committee has:

● Reviewed and discussed the audited financial statements with management;

● Discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees); and

27

● Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee approved our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 30, 2021.

Submitted by the Audit Committee:

Eric Finnsson (Chair)

Robert Grammen

Elizabeth Levy-Navarro

Vote Required

The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ended December 31, 2021, requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

28

PROPOSAL NO. 6

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 3 or Proposal No. 4, our proxy holders may move to continue, adjourn, or postpone the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 3 or Proposal 4. If our stockholders approve this proposal, we could continue, adjourn, or postpone the Annual Meeting and any continued, adjourned, or postponed session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 3 or Proposal 4, we could continue, adjourn, or postpone the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to continue, adjourn, or postpone the Annual Meeting, no notice of the continued, adjourned, or postponed meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is continued, adjourned, or postponed, so long as the meeting is continued, adjourned, or postponed for 30 days or less and no new record date is fixed for the continued, adjourned, or postponed meeting. At the continued, adjourned, or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires “FOR” votes from the holders of a majority of shares of our Common Stock present or represented at the Annual Meeting and entitled to vote.

Approval of the Adjournment Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADJOURNMENT PROPOSAL.

29

OTHER MATTERS

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

The Chairman of the Board of Directors is expected to make all reasonable efforts to attend our annual stockholder meeting in person. If the Chairman is unable to attend an annual stockholder meeting for any reason, at least one other member of the Board of Directors is expected to attend in person. Other members of the Board of Directors are expected to attend our annual stockholder meeting in person if reasonably possible. The Company held its 2020 annual meeting on July 30, 2020. We do not maintain a formal policy regarding director attendance at annual stockholder meetings. All four of the Company’s directors attended our 2020 annual meeting of stockholders.

Proxy Materials Delivered to a Shared Address

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one set of proxy materials. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from us or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers, and other registered holders with account holders who are our stockholders will be householding our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker, or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at 8911 NE Marx Drive, Suite A2, Portland, OR 97220, or by telephone at (971) 888-4264. Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to 8911 NE Marx Drive, Suite A2, Portland, OR 97220, Attention: Secretary. We will deliver a separate copy of our proxy statement to any stockholder who so requests in writing promptly following our receipt of such request.

Stockholder Proposals for 2022 Annual Meeting

Stockholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Exchange Act, regarding the inclusion of stockholder proposals in company- sponsored proxy materials. We currently anticipate holding our 2022 annual meeting of stockholders in August 2022, although the Board may decide to schedule the meeting for a different date. For a stockholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2022, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than February 15, 2022 Any proposals received after such date will be considered untimely. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

In addition, a stockholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” as calculated in accordance with Rule 14a- 4(c) under the Exchange Act, and may be brought before the 2022 annual meeting of stockholders provided that we receive information and notice of the proposal addressed to our Secretary at our principal executive offices, no earlier than April 1, 2022 and no later than May 3, 2022.

We strongly encourage any stockholder interested in submitting a proposal to contact our Secretary in advance of these deadlines to discuss any proposal he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of stockholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: Eastside Distilling, Inc., 8911 NE Marx Drive, Suite A2, Portland, OR 97220, Attention: Secretary.

30

Eastside Distilling, Inc.
C/O Transfer Online, Inc.
512 SE Salmon Street
Portland, OR 97214
ATTN: Daniel Harris

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/18/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/18/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Paul Block 02) Eric Finnsson 03) Robert Grammen 04) Stephanie Kilkenny 05) Elizabeth Levy-Navarro

The Board of Directors recommends you vote FOR proposals 2 through 6.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000517782_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K is/are available at www.proxyvote.com

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF EASTSIDE DISTILLING, INC.

The undersigned hereby appoints Paul Block and Geoffrey Gwin, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Eastside Distilling, Inc. stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held August 19, 2021 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

0000517782_2 R1.0.0.177